Accrued Interest Date:                                 Collection Period Ending:
27-Jun-05                                                              30-Jun-05
Distribution Date:        BMW Vehicle Owner Trust 2004-A                Period #
25-Jul-05                 ------------------------------                      14


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Balances
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
                                                                              Initial         Period End
   Receivables                                                         $1,500,120,934       $831,426,812
   Reserve Account                                                         $9,683,915        $14,452,422
   Yield Supplement Overcollateralization                                 $10,287,158         $5,573,378
   Class A-1 Notes                                                       $313,000,000                 $0
   Class A-2 Notes                                                       $417,000,000        $66,019,658
   Class A-3 Notes                                                       $470,000,000       $470,000,000
   Class A-4 Notes                                                       $256,312,000       $256,312,000
   Class B Notes                                                          $33,521,000        $33,521,000

Current Collection Period
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   Beginning Receivables Outstanding                                     $873,946,594
   Calculation of Total Distribution Amount
       Regular Principal Distributable Amount
          Receipts of Scheduled Principal                                 $22,780,645
          Receipts of Pre-Paid Principal                                  $19,013,640
          Liquidation Proceeds                                               $415,973
          Principal Balance Allocable to Gross Charge-offs                   $309,524
       Total Receipts of Principal                                        $42,519,782

       Interest Distribution Amount
          Receipts of Interest                                             $3,010,636
          Servicer Advances                                                        $0
          Reimbursement of Previous Servicer Advances                        ($22,523)
          Accrued Interest on Purchased Receivables                                $0
          Recoveries                                                          $31,409
          Net Investment Earnings                                             $34,022
       Total Receipts of Interest                                          $3,053,543

       Release from Reserve Account                                                $0

   Total Distribution Amount                                              $45,263,802

   Ending Receivables Outstanding                                        $831,426,812

Servicer Advance Amounts
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   Beginning Period Unreimbursed Previous Servicer Advance                   $724,719
   Current Period Servicer Advance                                                 $0
   Current Reimbursement of Previous Servicer Advance                        ($22,523)
   Ending Period Unreimbursed Previous Servicer Advances                     $702,195

Collection Account
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   Deposits to Collection Account                                         $45,263,802
   Withdrawals from Collection Account
       Servicing Fees                                                        $728,289
       Class A Noteholder Interest Distribution                            $1,924,469
       First Priority Principal Distribution                                       $0
       Class B Noteholder Interest Distribution                               $98,328
       Regular Principal Distribution                                     $42,228,586
       Reserve Account Deposit                                                     $0
       Unpaid Trustee Fees                                                         $0
       Excess Funds Released to Depositor                                    $284,130
   Total Distributions from Collection Account                            $45,263,802

Excess Funds Released to the Depositor
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       Release from Reserve Account                                          $739,000
       Release from Collection Account                                       $284,130
   Total Excess Funds Released to the Depositor                            $1,023,130

Note Distribution Account
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   Amount Deposited from the Collection Account                           $44,251,383
   Amount Deposited from the Reserve Account                                       $0
   Amount Paid to Noteholders                                             $44,251,383

Distributions
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   Monthly Principal Distributable Amount                             Current Payment     Ending Balance Per $1,000        Factor
   Class A-1 Notes                                                                 $0                 $0      $0.00         0.00%
   Class A-2 Notes                                                        $42,228,586        $66,019,658    $101.27        15.83%
   Class A-3 Notes                                                                 $0       $470,000,000      $0.00       100.00%
   Class A-4 Notes                                                                 $0       $256,312,000      $0.00       100.00%
   Class B Notes                                                                   $0        $33,521,000      $0.00       100.00%

   Interest Distributable Amount                                      Current Payment         Per $1,000
   Class A-1 Notes                                                                 $0              $0.00
   Class A-2 Notes                                                           $169,589              $0.41
   Class A-3 Notes                                                         $1,045,750              $2.23
   Class A-4 Notes                                                           $709,130              $2.77
   Class B Notes                                                              $98,328              $2.93



Carryover Shortfalls
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                                                               Prior Period Carryover    Current Payment Per $1,000
   Class A-1 Interest Carryover Shortfall                                          $0                 $0         $0
   Class A-2 Interest Carryover Shortfall                                          $0                 $0         $0
   Class A-3 Interest Carryover Shortfall                                          $0                 $0         $0
   Class A-4 Interest Carryover Shortfall                                          $0                 $0         $0
   Class B Interest Carryover Shortfall                                            $0                 $0         $0


Receivables Data
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                                                                     Beginning Period      Ending Period
   Number of Contracts                                                         49,960             48,666
   Weighted Average Remaining Term                                              38.17              37.23
   Weighted Average Annual Percentage Rate                                      4.67%              4.66%

   Delinquencies Aging Profile End of Period                            Dollar Amount         Percentage
       Current                                                           $748,415,145             90.02%
       1-29 days                                                          $70,806,708              8.52%
       30-59 days                                                          $9,816,875              1.18%
       60-89 days                                                          $1,500,401              0.18%
       90-119 days                                                           $287,504              0.03%
       120-149 days                                                          $600,179              0.07%
       Total                                                             $831,426,812            100.00%
       Delinquent Receivables +30 days past due                           $12,204,959              1.47%

   Write-offs
       Gross Principal Write-Offs for Current Period                         $309,524
       Recoveries for Current Period                                          $31,409
       Net Write-Offs for Current Period                                     $278,115

       Cumulative Realized Losses                                          $3,410,594


   Repossessions                                                        Dollar Amount              Units
       Beginning Period Repossessed Receivables Balance                    $1,338,466                 57
       Ending Period Repossessed Receivables Balance                       $1,579,238                 67
       Principal Balance of 90+ Day Repossessed Vehicles                     $154,694                  6



Yield Supplement Overcollateralization
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   Beginning Period Required Amount                                        $5,864,574
   Beginning Period Amount                                                 $5,864,574
   Ending Period Required Amount                                           $5,573,378
   Current Period Release                                                    $291,196
   Ending Period Amount                                                    $5,573,378
   Next Distribution Date Required Amount                                  $5,289,385

Reserve Account
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   Beginning Period Required Amount                                       $15,191,422
   Beginning Period Amount                                                $15,191,422
   Net Investment Earnings                                                    $34,022
   Current Period Deposit                                                          $0
   Current Period Release to Collection Account                                    $0
   Current Period Release to Depositor                                       $739,000
   Ending Period Required Amount                                          $14,452,422
   Ending Period Amount                                                   $14,452,422

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